UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 1, 2011

Vantage Drilling Company

(Exact name of registrant as specified in its charter)

Cayman Islands	1-34094	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Post Oak Boulevard, Suite 800 Houston, TX		77056
(Address of principal executive offices)		(Zip Code)

(281) 404-4700

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 1, 2011, Offshore Group Investment Limited (the “Issuer”), a wholly-owned subsidiary of Vantage Drilling Company (“Vantage”), issued approximately $225.0 million aggregate principal amount of additional 11 1/2% Senior Secured First Lien Notes due 2015 (the “Notes”), pursuant to the indenture dated as of July 30, 2010 (the “Indenture”), among the Issuer, Vantage, the subsidiary guarantors party thereto, and Wells Fargo Bank, National Association, as trustee and noteholder collateral agent, as amended by a supplemental indenture dated as of May 20, 2011 (the “First Supplemental Indenture”). The Issuer had previously issued $1.0 billion aggregate principal amount of Notes under the Indenture on July 30, 2010 (the “Initial Notes”). The proceeds of the issuance of the additional Notes were used to purchase from Vantage all of the equity interests of P2020 Rig Co., the entity that owns the Aquamarine Driller, a jack-up drilling rig, and the related purchase of the subsidiary of Vantage that is the party to the drilling contract for the Aquamarine Driller (together, the “Acquisitions”). In connection with the closing of the offering and the completion of the Acquisitions, the Issuer, Vantage, the other guarantors and Wells Fargo Bank, National Association, as trustee and noteholder collateral agent, also entered into a Second Supplemental Indenture dated June 1, 2011 to add P2020 Rig Co. and the other entities acquired in the Acquisition as guarantors of the Notes.

The Initial Notes and the additional Notes constitute a single series of securities under the Indenture and the additional Notes have the same terms as the Initial Notes except that (1) they will a have different issue date and issue price, (2) they will be subject to a separate registration rights agreement and (3) until registered, they will have a different CUSIP number from that of the Initial Notes. In connection with the issuance of the additional Notes, the Issuer also entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the guarantors party thereto and Jefferies & Company, Inc., as representative of the several initial purchasers of the additional Notes.

The First Supplemental Indenture amended the Indenture to, among other things, enable (a) the Issuer to issue the additional Notes, (b) the Issuer to consummate the Acquisitions from Vantage under the Transactions with Affiliates covenant of the Indenture and (c) Vantage to issue, from time to time in one or more offerings, up to $125,000,000 aggregate principal amount of convertible debt, convertible into Vantage’s ordinary shares. In connection with the closing of the offering of the additional Notes, the Issuer also entered into an amendment to the Pledge and Security Agreement dated as of July 30, 2010, among the Issuer, Vantage, the subsidiary guarantors party thereto, and Wells Fargo Bank, National Association, noteholder collateral agent (the “Security Agreement”) to increase the cash balances that the Issuer is permitted to maintain in foreign deposit accounts.

The foregoing description of the First Supplemental Indenture, the Second Supplemental Indenture and the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the First Supplemental Indenture, the Second Supplemental Indenture and the Registration Rights Agreement, which are attached hereto as Exhibits 4.2, 4.3 and 10.1, respectively, and the contents thereof are incorporated herein by reference. A copy of the Indenture is also incorporated by reference herein as Exhibit 4.1.

Item 1.02	Termination of Material Definitive Agreement.

On June 1, 2011, all of the obligations of Vantage and certain of its subsidiaries to the lenders under that certain Term Loan Agreement, dated as of August 26, 2009, as amended (the “Former Loan Agreement”), were repaid and the Former Loan Agreement was terminated. The total amount repaid in satisfaction of its obligations was $127.5 million, plus interest until September 2011, for a total prepayment cost of approximately $131.3 million. These amounts were repaid from the net proceeds that Vantage received from the Acquisitions. A copy of the Former Loan Agreement, and the letter agreement amending certain of its terms, are incorporated by reference herein as Exhibits 10.2 and 10.3.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 1, 2011, the Issuer issued the additional Notes in a private offering conducted pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended. The additional Notes will be consolidated with and form a single class with the Initial Notes and have the same terms as to status, redemption, collateral and otherwise (other than issue date, price and first interest payment date) as the Initial Notes. The additional Notes were issued at a premium of 107% of their face value, plus accrued interest thereon from February 1, 2011, resulting in gross proceeds of approximately $240.8 million and net proceeds of approximately $234.2 million after certain transaction costs. A portion of the net proceeds were used by the Issuer to complete the Acquisitions and to pay the consent fee from the Issuer’s previously announced consent solicitation, and the balance will be used for general corporate purposes.

Item 8.01	Other Events.

On June 1, 2011, Vantage announced the closing of the offering of the additional Notes, the repayment of the Former Loan Agreement and the consummation of the Acquisitions. A copy of the press release announcing these transactions is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

4.1	Indenture dated as of July 30, 2010 by and among the Issuer, the guarantors named therein, and Wells Fargo Bank, National Association, as trustee and noteholder collateral agent (incorporated by reference to Exhibit 4.1 of Vantage’s current report on Form 8-K filed with the SEC on August 5, 2010).

4.2	First Supplemental Indenture dated as of May 20, 2011 among the Issuer, Vantage, the subsidiary guarantors party thereto, and Wells Fargo Bank, National Association, as trustee and collateral trustee.

4.3	Second Supplemental Indenture dated as of June 1, 2011 among the Issuer, Vantage, the subsidiary guarantors party thereto, and Wells Fargo Bank, National Association, as trustee and collateral trustee.

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10.1	Registration Rights Agreement dated as of June 1, 2011 by and among the Issuer, the guarantors named party thereto and Jefferies & Company, Inc., as representative of the initial purchasers.

10.2	Term Loan Facility Agreement dated August 26, 2009 for P2020 Rig Co., as borrower, with Wayzata Investment Partners LLC, as administrative agent and security trustee, Wayzata Investment Partners (UK) Ltd, as technical agent and insurance agent, Wayzata Investment Partners LLC, as account agent, Wayzata Opportunities Fund II, L.P, as lender and Vantage, as guarantor (incorporated by reference to Exhibit 10.1 of Vantage’s current report on Form 8-K filed with the SEC on August 26, 2009).

10.3	Letter Agreement amending certain terms of the US$100,000,000 Term Facility Agreement dated August 26 2009 between, amongst others, P2020 Rig Co. as Borrower, Wayzata Investment Partners LLC as Administrative Agent, Wayzata Opportunities Fund II, L.P. as Lender and Vantage Drilling Company as Guarantor (incorporated by reference to Exhibit 10.24 to Vantage’s annual report on Form 10-K filed with the SEC on March 16, 2010).

99.1	Press Release dated June 1, 2011.

[Signature page follows]

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 2, 2011

VANTAGE DRILLING COMPANY

/s/ Douglas G. Smith
Douglas G. Smith
Chief Financial Officer

EXHIBIT INDEX

4.1	Indenture dated as of July 30, 2010 by and among the Issuer, the guarantors named therein, and Wells Fargo Bank, National Association, as trustee and noteholder collateral agent (incorporated by reference to Exhibit 4.1 of Vantage’s current report on Form 8-K filed with the SEC on August 5, 2010).

4.2	First Supplemental Indenture dated as of May 20, 2011 among the Issuer, Vantage, the subsidiary guarantors party thereto, and Wells Fargo Bank, National Association, as trustee and collateral trustee.

4.3	Second Supplemental Indenture dated as of June 1, 2011 among the Issuer, Vantage, the subsidiary guarantors party thereto, and Wells Fargo Bank, National Association, as trustee and collateral trustee.

10.1	Registration Rights Agreement dated as of June 1, 2011 by and among the Issuer, the guarantors named party thereto and Jefferies & Company, Inc., as representative of the initial purchasers.

10.2	Term Loan Facility Agreement dated August 26, 2009 for P2020 Rig Co., as borrower, with Wayzata Investment Partners LLC, as administrative agent and security trustee, Wayzata Investment Partners (UK) Ltd, as technical agent and insurance agent, Wayzata Investment Partners LLC, as account agent, Wayzata Opportunities Fund II, L.P, as lender and Vantage, as guarantor (incorporated by reference to Exhibit 10.1 of Vantage’s current report on Form 8-K filed with the SEC on August 26, 2009).

10.3	Letter Agreement amending certain terms of the US$100,000,000 Term Facility Agreement dated August 26 2009 between, amongst others, P2020 Rig Co. as Borrower, Wayzata Investment Partners LLC as Administrative Agent, Wayzata Opportunities Fund II, L.P. as Lender and Vantage Drilling Company as Guarantor (incorporated by reference to Exhibit 10.24 to Vantage’s annual report on Form 10-K filed with the SEC on March 16, 2010).

99.1	Press Release dated June 1, 2011.